ANCHOR NATIONAL                NEW BUSINESS DOCUMENTS    overnight with checks:
LIFE INSURANCE COMPANY         with checks:              BONPC
1 SunAmerica Center            P.O. Box 100330           1111 Arroyo Parkway
Los Angeles, CA 90067-6022     Pasadena, CA 91189-0001   Suite 150
                                                         Lock Box 100330
[POLARIS AMERICA LOGO]         without checks:           Pasadena, CA 91105
                               P.O. Box 54299
                               Los Angeles, CA 90054-0299
                                                         [ANCHOR NATIONAL LOGO]
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DEFERRED ANNUITY APPLICATION                                      ANA-513 (4/00)
DO NOT USE HIGHLIGHTER. Please print or type.


A-OWNER
================================================================================

------------------------------------------------------------------------------------------------------------------
LAST NAME                                                   FIRST NAME                      MIDDLE INITIAL


------------------------------------------------------------------------------------------------------------------
STREET ADDRESS


------------------------------------------------------------------------------------------------------------------
CITY                                                STATE                           ZIP CODE


MO.      DAY      YR.           [ ]M  [ ]F                                           (   )
--------------------------     -----------    ---------------------------------      -----------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER             TELEPHONE NUMBER


------------------------------------------------------------------------------------------------------------------
JOINT OWNER (If applicable)    LAST NAME                     FIRST NAME              MIDDLE INITIAL


MO.      DAY      YR.           [ ]M  [ ]F                                                         (   )
--------------------------     -----------    ---------------------------------  ---------------   -----------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER         RELATIONSHIP TO   TELEPHONE NUMBER
                                                                                 OWNER

B-ANNUITANT (Complete only if different from Owner)
================================================================================


------------------------------------------------------------------------------------------------------------------
LAST NAME                                                   FIRST NAME                      MIDDLE INITIAL


------------------------------------------------------------------------------------------------------------------
STREET ADDRESS


------------------------------------------------------------------------------------------------------------------
CITY                                                STATE                           ZIP CODE


MO.      DAY      YR.           [ ]M  [ ]F                                           (   )
--------------------------     -----------    ---------------------------------      -----------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER             TELEPHONE NUMBER


------------------------------------------------------------------------------------------------------------------
JOINT OWNER (If applicable)    LAST NAME                     FIRST NAME              MIDDLE INITIAL


MO.      DAY      YR.           [ ]M  [ ]F                                           (   )
--------------------------     -----------    ---------------------------------      -----------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER             TELEPHONE NUMBER


C-REQUIRED ELECTIONS (Owner must choose one option from each section, Withdrawal Charge Period and Death Benefit.)
================================================================================

(Once selected, these cannot be changed. See your financial representative and the prospectus for information about these options.)


------------------------------------------------------------              -------------------------------------------------------
I. WITHDRAWAL CHARGE PERIOD                                               II. DEATH BENEFIT
[X]  Option 1: 7 Years (with DCA Fixed Account Options)                   [ ] Purchase Payment Accumulation
[ ]  Option 2: 9 Years (with Payment Enhancement Provisions)              [ ] Maximum Anniversary Value
------------------------------------------------------------              -------------------------------------------------------


D-BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section.)
================================================================================

                                 ----------------------------------------------------------------------------------------
[X]  PRIMARY                     LAST NAME                FIRST NAME     M.I.    RELATIONSHIP                 PERCENTAGE


                                 ----------------------------------------------------------------------------------------
[ ]  PRIMARY  [ ] CONTINGENT     LAST NAME                FIRST NAME     M.I.    RELATIONSHIP                 PERCENTAGE


                                 ----------------------------------------------------------------------------------------
[ ]  PRIMARY  [ ] CONTINGENT     LAST NAME                FIRST NAME     M.I.    RELATIONSHIP                 PERCENTAGE


                                      OVER

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DEFERRED ANNUITY APPLICATION                               ANA-513 (4/00) SIDE 2
--------------------------------------------------------------------------------

E-TYPE OF CONTRACT (If this is a transfer or 1035 Exchange, please complete form (SA-2500RL) and submit it with this application.)
================================================================================

[ ] Non-Qualified Plan (Minimum $5,000)     [ ] Qualified Plans (Minimum $2,000)

                                 [ ] IRA (tax year)______________   [ ] IRA Transfer
                                 [ ] IRA Rollover    [ ] Roth IRA   [ ] 401 (k)      [ ] Keogh
                                 [ ] SEP             [ ] 457        [ ] Other_______


       [ ] Check included with this application for $_________________________

F-ANNUITY DATE Date annuity payments ("income payments") begin. (Must be at least 2 years after the Contract Date.)
================================================================================
(Maximum annuitization age is the later of the Owner's age 90 or 10 years after Contract Date. Note: If left blank, the Annuity Date will default to the maximum for non-qualified and to 70-1/2 for qualified contracts.)

       Month___________________   Day_________________   Year__________________

G-SPECIAL FEATURES (Optional)
================================================================================

[ ] SYSTEMATIC WITHDRAWAL: Include Form Number (SA-5550SW) with this application.

[ ] PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify other allocations as percentages in section K.

    [ ] 1 Year Fixed      [ ] 3 Year MVA Fixed   [ ] 5 Year MVA Fixed
    [ ] 7 Year MVA Fixed  [ ] 10 Year MVA Fixed

[ ] AUTOMATIC ASSET REBALANCING. I request the accounts to be REBALANCED as designated in section K at the frequency initialed below:


   (Select only one)   _____Quarterly _____Semi-Annually _____Annually

H-TELEPHONE TRANSFER AUTHORIZATION
================================================================================

I [ ] DO [ ] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone transfers.

I authorize the Company to accept telephone instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.


I-ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company information, etc.)
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

J-DISCLOSURE NOTICES
================================================================================

FRAUD WARNING: Any person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN MAINE AND PENNSYLVANIA: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN FLORIDA: Fraud Warning: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR APPLICANTS IN ARIZONA: Upon your written request, we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (1) the difference between the premiums paid and the amounts allocated to any account under the contract and (2) the Contract Value on the date the returned contract is received by our company or agent.

FOR APPLICANTS IN TEXAS: FRAUD WARNING: Any person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of fraud.

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 DEFERRED ANNUITY APPLICATION                              ANA-513 (4/00) SIDE 3
--------------------------------------------------------------------------------


K-INVESTMENT & DCA INSTRUCTIONS (Allocations must be express in whole percentages and total allocation must equal 100%)
================================================================================



PAYMENT      DCA TARGET                                                                                  FIXED ACCOUNT OPTIONS
ALLOCATIONS  ALLOCATIONS PORTFOLIO                               MANAGER                                 ---------------------
-----------  ----------- ---------                               -------
                                                                                                NON-MVA FIXED OPTION
                                                                                                --------------------

        STOCK                                                                                   _____% 1 yr.
        -----

______%       ______% Global Equities                    Alliance Capital Mgmt. L.P.            MVA FIXED OPTIONS
                                                                                                ------------------
______%       ______% Growth-Income                      Alliance Capital Mgmt. L.P.            _____% 3 yr.

______%       ______% Nations Aggressive Growth          Banc of America Capital Mgmt., Inc.    _____% 5 yr.

______%       ______% Nations Managed Index              Banc of America Capital Mgmt., Inc.    _____% 7 yr.

______%       ______% Nations Value Fund                 Banc of America Capital Mgmt., Inc.    _____% 10 yr.
                                                                                                DCA OPTIONS AND PROGRAM*
______%       ______% Nations International Value        Brandes Investment Partners, L.P.      ------------------------

______%       ______% Nations Marsico Focused Equities   Marsico Capital Management, LLC        _____% 6 Month DCA Account
                                                                                                        (Monthly DCA Only)
______%       ______% Nations Marsico Growth & Income    Marsico Capital Management, LLC

______%       ______% Emerging Markets                   Putnam Investment Mgmt., Inc.          _____% 1 yr. DCA Account

______%       ______% Int'l. Growth and Income           Putnam Investment Mgmt., Inc.          Frequency (Select one below)
                                                                                                [ ] Monthly    [ ] Quarterly
______%       ______% Putnam Growth                      Putnam Investment Mgmt., Inc.

______%       ______% Aggressive Growth                  SunAmerica Asset Mgmt. Corp.           *DCA Program will begin 30 days (if
                                                                                                monthly) or 90 days (if quarterly)
______%       ______% Blue Chip Growth                   SunAmerica Asset Mgmt. Corp.           from the date of deposit. Please
                                                                                                indicate the target account(s) in
                                                                                                the spaces provided to the left,
                                                                                                total must equal 100%. The minimum
                                                                                                transfer amount is $100. We reserve
                                                                                                the right to adjust the number of
                                                                                                transfers in order to meet the
                                                                                                minimum transfer amount.
   BALANCE
   -------

______% ______% SunAmerica Balanced                      SunAmerica Asset Mgmt. Corp.



     BOND
     ----


______% ______% Global Bond                              Goldman Sachs Asset Mgmt. Int'l

______% ______% Nations High-Yield Bond                  MacKay-Shields Financial Co.

______% ______% Government & Quality Bond                Wellington Mgmt. Co., LLP



     CASH
     ----

______% ______% Cash Management                          Banc of America Capital Mgmt, Inc.



                                      OVER

ANA-513 (4/00)

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 DEFERRED ANNUITY APPLICATION                              ANA-513 (4/00) SIDE 4
--------------------------------------------------------------------------------

L-STATEMENT OF OWNER
================================================================================

Will this Contract replace an existing life insurance or annuity contract?
[ ] YES [ ] NO (It yes, please attach transfer forms, replacement forms and indicate the name and contract number of the issuing company below.)


----------------------------------------------------     -----------------------
 COMPANY NAME                                            CONTRACT NUMBER

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application Form shall be a part of any Contract issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF THE RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CONTRACT, I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) AND ANY INITIAL PAYMENT ENHANCEMENT(S), IF APPLICABLE, TO THE CASH MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE MULTI-YEAR FIXED ACCOUNT OPTIONS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I UNDERSTAND THE TERMS OF THE WITHDRAWAL CHARGE PERIOD THAT I SELECTED. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR POLARISAMERICA, INCLUDING THE SUNAMERICA SERIES TRUST, ANCHOR SERIES TRUST AND NATIONS ANNUITY TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OBJECTIVES AND NEEDS.


Signed at
         --------------------------------------------------------  ------------
         CITY                       STATE                          DATE


-------------------------------------    ---------------------------------------
OWNER'S SIGNATURE                        JOINT OWNER'S SIGNATURE (IF APPLICABLE)


-------------------------------------
REGISTERED REPRESENTATIVE'S SIGNATURE


M-LICENSED / REGISTERED REPRESENTATIVE INFORMATION
================================================================================

Will this Contract replace in whole or in part any existing life insurance or annuity contract? [ ] YES [ ] NO


--------------------------------------------------------------------------------   -------------------------
PRINTED NAME OF REGISTERED REPRESENTATIVE                                          SOCIAL SECURITY


------------------------------------------------------------------------------------------------------------
REPRESENTATIVE'S STREET ADDRESS             CITY                    STATE          ZIP

                                            (  ]
---------------------------------------     ------------------------------------   -------------------------
BROKER / DEALER FIRM NAME                   REPRESENTATIVE'S PHONE NUMBER          AGENT'S LICENSE ID NUMBER

[ ] Option [ ] Option 2 [ ] Option 3 [ ] Option 4 (Check your home office for availability)


--------------------------------------------------------------------------------
For Office Use Only
PolarisAmerica
Payment Enhancement Provisions Option (Principal Rewards) is not available.
--------------------------------------------------------------------------------